Exhibit 10.5
CLIENT AGREEMENT
FOR USE BY INDIVIDUAL; JOINT; SOLE PROPRIETOR; NON-CORPORATE TRUST AND ESTATE ACCOUNTS
Please read carefully, sign and return FIRM COPY
To: Oppenheimer & Co. Inc. 85 Broad Street
New York, NY 10004
In consideration of Oppenheimer & Co. Inc. (“Oppenheimer”) opening or maintaining one or more accounts (each an “Account”) for the undersigned (the “Client”), the Client agrees to the terms and conditions contained in this Agreement. The heading of each provision of this Agreement is for descriptive purposes only and shall not be deemed to modify or qualify any of the rights or obligations set forth in each such provision. For purposes of this Agreement, “securities and other property” means, but is not limited to, money, securities, deposits at a bank or other depository institution, financial instruments and commodities of every kind and nature and related contracts and options, except that the provisions of Paragraphs 34 and 35 herein (the arbitration clauses) shall not apply to commodities accounts. This definition includes securities or other property currently or hereafter held, carried or maintained by the Client for any purpose, in and for any of the Accounts now or hereafter opened (except where expressly indicated otherwise), including any account in which the Client may have an interest and all other property usually and customarily dealt in by brokerage firms, benefits, claims, demands, rights and entitlements arising therefrom or attaching thereto, and all proceeds and distributions thereof.
1.APPLICABLE RULES AND REGULATIONS. This Agreement and its enforcement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the choice of law or conflicts of law provisions thereof. All transactions for Client’s Account shall be subject to the regulations of all applicable federal, state and self- regulatory agencies, including, but not limited to, the U.S. Securities and Exchange Commission, the various securities and commodity exchanges, the Municipal Securities Rulemaking Board, the Financial Industry Regulatory Authority (“FINRA”), the Internal Revenue Service, the Board of Governors of the Federal Reserve System, and the constitution, rules and customs of the exchange or market (and its clearing house, if any) where executed. Client agrees not to exceed the exercise limits and/or position limits set by the option exchanges, for Client’s own Account, whether acting alone or in concert with others.
2.ENTIRE UNDERSTANDING AND ASSIGNMENT. This Agreement contains the entire understanding between the Client and Oppenheimer concerning the subject matter of this Agreement and supersedes any and all prior agreements between the parties concerning the subject matter herein. Unless expressly stated otherwise in this Agreement, this Agreement overrides, supersedes and replaces any and all Client Agreements Client previously entered into for existing accounts of Client with Oppenheimer and Client agrees such existing accounts are subject to the terms and conditions set forth herein, rendering the terms of any applicable Client Agreement previously signed by Client null and void. Client may not assign the rights and obligations hereunder without first obtaining the prior written consent of Oppenheimer.
3.SEVERABILITY. If any provision of this Agreement is held to be invalid, void or unenforceable by reason of any law, rule, administrative order or judicial decision, that determination shall not affect the validity of the remaining provisions of this Agreement.
4.WAIVER. Except as specifically permitted in this Agreement, no provision of this Agreement can be, nor be deemed to be, waived, altered, modified or amended unless such is agreed to in a writing signed by Oppenheimer and any failure by Oppenheimer to insist at any time upon strict compliance with this Agreement or with any of its terms shall not constitute or be considered a waiver by Oppenheimer of any of its rights.
5.DELIVERY OF SECURITIES. Without abrogating any of Oppenheimer’s rights under any other portion of this Agreement and subject to any indebtedness of the Client to Oppenheimer, the Client may demand to receive physical delivery of fully-paid securities in his/her account. If physical certificates are not available, such security positions will be electronically transferred to an account in the Client’s name at the applicable transfer agent. Oppenheimer may, but shall not be obligated to, charge the Client for such activities.
6.LIENS. All securities and other property of the Client in any account in which the Client has an interest (except with respect to Client’s retirement accounts) shall be subject to a lien for the discharge of any and all indebtedness or any other obligation of the Client to Oppenheimer. All securities and other property of the Client (except securities or property held in a Client’s retirement account) shall be held by Oppenheimer as security for the payment of any such obligations or indebtedness to Oppenheimer in any Account that the Client may have an interest, and Oppenheimer subject to applicable law may, at any time and without prior notice to the Client, use and/or transfer any or all securities and other property interchangeably in any Account(s) in which the Client has an interest. In enforcing such lien or security interest, Oppenheimer shall have the discretion to determine which property is to be sold and the order in which it is to be sold and shall have, in addition to all other rights and remedies available to it, all the rights and remedies available to a secured party under the New York Uniform Commercial Code, in effect from time to time.
7.PLEDGE OF SECURITIES AND OTHER PROPERTY. Within the limitations imposed by applicable laws, rules and regulations (including, but not limited to, all applicable laws, rules and regulations relating to retirement accounts), all securities and other property of the Client may be pledged and repledged and hypothecated and rehypothecated by Oppenheimer from time to time, without notice to the Client, either separately or in common with such other securities and other property of other bona fide Clients of Oppenheimer, for any amount due to Oppenheimer in the Client’s Account(s). Oppenheimer may do so without retaining in its possession, or under its control for delivery, a like amount of similar securities or other property. The Client’s ability to exercise certain attendant rights of ownership with respect to such pledged or hypothecated securities, including, without limitation, the exercise of any voting rights, may be limited. Additionally, Client will be at risk of losing Client’s qualified dividend status and consequently, any preferential tax rates on dividends.
8.INTEREST. Debit balances of the Account(s) of the Client shall be charged with interest in accordance with Oppenheimer’s established custom, as disclosed to the Client pursuant to the provisions of Rule 10b - 16 of the Securities Exchange Act of 1934. Attached to Client’s copy of this agreement is the Disclosure Statement, which the Client should read and retain. By signing this Agreement, Client acknowledges that it has read the Disclosure Statement and understands the type, amount and manner of interest that will be charged on all debit balances.
9.MARGIN. In accordance with applicable laws, rules and regulations, Clients holding retirement accounts are prohibited from trading on margin. Consequently, retirement account owners should deem this section, as well as Sections 10, 11 and 12, inapplicable to their retirement account. When the Client purchases securities, the Client may pay for the securities in full or, in Oppenheimer’s discretion, borrow from Oppenheimer part of the purchase price. If the Client chooses to borrow funds from Oppenheimer, the Client will need to open a margin account. The securities purchased are Oppenheimer’s collateral for its loan of funds to the Client. If the securities in the Client’s account decline in value, so does the value of the collateral supporting the loan, and as a result, Oppenheimer can, and sometimes must, take action, such as issue a margin call and/or sell securities or other assets in any of the Client’s accounts held at Oppenheimer in order to maintain the required equity in the account relative to the value of the account and the amount borrowed.
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Exhibit 10.5
The Client agrees to maintain in all accounts with Oppenheimer such positions and margins as required by all applicable statutes, rules, regulations, procedures and custom, or as Oppenheimer deems necessary or advisable. The Client further agrees to promptly satisfy all margin and maintenance calls. It is the general policy of Oppenheimer to require margin Clients to maintain at least a 35% margin, although a higher margin percentage applies for certain securities (including stocks and corporate bonds trading at or below a specified price as determined from time to time by Oppenheimer, and put or call options), and a lower margin percentage applies for certain other securities (including Government and municipal securities and corporate bonds trading at or above a specified price as determined from time to time by Oppenheimer). Oppenheimer always reserves the right to require additional margin any time it deems this desirable. Margin calls can be satisfied by the deposit of additional securities and/or funds.
10.MARGIN RISK DISCLOSURES. IT IS POSSIBLE TO LOSE MORE FUNDS THAN ARE DEPOSITED IN A MARGIN ACCOUNT. A DECLINE IN THE VALUE OF SECURITIES THAT ARE PURCHASED IN THE CLIENT’S MARGIN ACCOUNT MAY REQUIRE THAT THE CLIENT DEPOSIT ADDITIONAL FUNDS INTO THE CLIENT’S MARGIN ACCOUNT IN ORDER TO AVOID THE FORCED SALE OF THOSE SECURITIES OR OTHER SECURITIES OR ASSETS IN THE CLIENT’S ACCOUNT. ALTHOUGH OPPENHEIMER MAY, IN CERTAIN LIMITED CIRCUMSTANCES, GRANT AN EXTENTION OF TIME TO MEET
MARGIN REQUIREMENTS, THE CLIENT IS NOT ENTITLED TO ANY EXTENSION OF TIME AND UNDERSTANDS THAT IT DOES NOT HAVE ANY RIGHT TO SAME.
11.DISCLOSURES REGARDING LIQUIDATIONS AND COVERING POSITIONS. THE CLIENT SHOULD CLEARLY UNDERSTAND THAT, NOTWITHSTANDING A GENERAL POLICY OF GIVING CLIENTS
NOTICE OF A MARGIN DEFICIENCY, OPPENHEIMER IS NOT OBLIGATED TO REQUEST ADDITIONAL MARGIN FROM THE CLIENT
IN THE EVENT THE CLIENT’S ACCOUNT FALLS BELOW MINIMUM MAINTENANCE REQUIREMENTS. MORE IMPORTANTLY, THERE MAY/WILL BE CIRCUMSTANCES WHERE OPPENHEIMER WILL LIQUIDATE SECURITIES AND/OR OTHER PROPERTY IN ANY OF THE
CLIENT’S ACCOUNTS, IN ITS DISCRETION AND WITHOUT NOTICE TO THE CLIENT, TO ENSURE THAT MINIMUM MAINTENANCE REQUIREMENTS ARE SATISFIED. THE CLIENT WILL BE RESPONSIBLE FOR ANY DEBIT IN THE ACCOUNT AFTER A SALE TO MEET THE MINIMUM MAINTENANCE REQUIREMENTS. FURTHER, THE CLIENT UNDERSTANDS THAT THE CLIENT IS NOT ENTITLED TO CHOOSE WHICH SECURITIES OR ASSETS ARE LIQUIDATED OR SOLD TO MEET A MARGIN CALL.
12.LIQUIDATIONS AND COVERING POSITIONS. OPPENHEIMER SHALL HAVE THE RIGHT, IN ACCORDANCE WITH ITS GENERAL POLICIES REGARDING MARGIN MAINTENANCE REQUIREMENTS, WHICH ARE SUBJECT TO CHANGE IN ITS DISCRETION WITHOUT NOTICE TO CLIENT, TO: [1:] REQUIRE ADDITIONAL COLLATERAL OR [2:] TO LIQUIDATE ANY SECURITIES AND OTHER PROPERTY WHENEVER, IN OPPENHEIMER’S DISCRETION, OPPENHEIMER CONSIDERS IT NECESSARY FOR ITS PROTECTION INCLUDING, BUT NOT LIMITED TO: THE FAILURE OF THE CLIENT TO PROMPTLY MEET
ANY CALL FOR ADDITIONAL COLLATERAL; THE FILING OF A PETITION IN BANKRUPTCY BY OR AGAINST THE CLIENT; THE APPOINTMENT OF A RECEIVER IS FILED BY OR AGAINST CLIENT; AN ATTACHMENT IS LEVIED AGAINST ANY ACCOUNT OF THE CLIENT OR IN WHICH THE CLIENT HAS AN INTEREST; OR THE CLIENT’S DEATH. IN SUCH EVENT, OPPENHEIMER IS AUTHORIZED TO SELL ANY AND ALL SECURITIES AND OTHER PROPERTY IN ANY ACCOUNT OF THE CLIENT, WHETHER CARRIED INDIVIDUALLY OR JOINTLY WITH OTHERS, TO BUY ALL SECURITIES OR OTHER PROPERTY WHICH MAY BE SHORT IN SUCH ACCOUNT(S), TO CANCEL ANY OPEN ORDERS AND TO CLOSE ANY OR ALL OUTSTANDING CONTRACTS, ALL WITHOUT DEMAND FOR MARGIN
OR ADDITIONAL MARGIN, OTHER NOTICE OF SALE OR PURCHASE, OR OTHER NOTICE OR ADVERTISEMENT, EACH OF WHICH IS EXPRESSLY
WAIVED BY THE CLIENT. ANY SUCH SALES OR PURCHASES MAY BE MADE AT OPPENHEIMER’S DISCRETION ON ANY EXCHANGE OR OTHER MARKET WHERE SUCH BUSINESS IS USUALLY TRANSACTED OR AT PUBLIC AUCTION OR PRIVATE SALE, AND
OPPENHEIMER MAY BE THE PURCHASER FOR OPPENHEIMER’S OWN ACCOUNT. IT IS UNDERSTOOD THAT A PRIOR DEMAND OR
CALL, OR PRIOR NOTICE OF THE TIME AND PLACE OF SUCH SALE
OR PURCHASE, SHALL NOT BE CONSIDERED A WAIVER OF OPPENHEIMER’S RIGHT TO SELL OR BUY WITHOUT DEMAND OR NOTICE AS HEREIN PROVIDED.
13.SATISFACTION OF INDEBTEDNESS. The Client agrees to satisfy, upon demand, any indebtedness, and to pay any debit balance remaining when the Client’s Account is closed. Client Account(s) may not be closed without Oppenheimer first receiving all securities and other property for which the Account is short and all funds to pay in full for all securities and other property in which the Account(s) are long, including any interest charges accrued thereon.
14.TRANSACTIONS AND SETTLEMENTS. All orders for the purchase or sale of securities and other property will be authorized by the Client and executed with the understanding that an actual purchase or sale is intended and that it is the Client’s intention and obligation in every case to deliver certificates or commodities to cover any and all sales or to pay for any purchase upon Oppenheimer’s demand. If Oppenheimer makes a short sale of any securities and other property at the Client’s direction or if the Client fails to deliver to Oppenheimer any securities and other property that Oppenheimer has sold at the Client’s direction, Oppenheimer is authorized to borrow the securities and other property necessary to enable Oppenheimer to make delivery and the Client agrees to be responsible for any cost or loss Oppenheimer may incur, or the cost of obtaining the securities and other property if Oppenheimer is unable to borrow it. Oppenheimer is the Client’s agent to complete all such transactions and is authorized to make advances and expend monies as are required.
15.SALES BY CLIENT. The Client understands and agrees that any order to sell “short” will be designated as such by the Client, and that Oppenheimer will mark the order as “short”. A “short” sale means any sale of a security not owned by the seller or any sale that is consummated by delivery of a borrowed security. The Client agrees that all other sell orders will be for securities owned (“long”), at that time, by the Client. The designation on a sale order as “long” is a representation by the Client that the Client owns the security. By placing the order the Client affirms that he/she will deliver the securities on or before the settlement date. In the event of non-delivery, the Client agrees to settlement as described in Paragraph 14.
16.RESTRICTIONS ON TRADING. The Client understands that Oppenheimer may, in its sole discretion, prohibit or restrict trading of securities or substitution of securities in any of the Client’s Account(s).
17.ORAL AUTHORIZATIONS. The Client agrees that Oppenheimer shall incur no liability in acting upon any oral instructions given to Oppenheimer concerning the Client’s Account(s), provided such instructions reasonably appear to be genuine.
18.CREDIT INFORMATION AND INVESTIGATION. The Client authorizes Oppenheimer to obtain reports concerning the Client’s credit standing and business conduct at Oppenheimer’s discretion. Upon the Client’s request, Oppenheimer will inform the Client whether it has obtained credit reports, and if it has, Oppenheimer will inform the Client of the name and address of the consumer reporting agency that furnished the reports to Oppenheimer.
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Exhibit 10.5
19.USA PATRIOT ACT. The Client understands that certain federal laws and regulations, including the United and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001 (“USA PATRIOT Act”) require financial institutions, such as Oppenheimer, to obtain, verify and record information that identifies the Client. By signing this Agreement, the Client agrees to the collection and verification of such identifying information by Oppenheimer and acknowledges that Oppenheimer may not be able to open an account or maintain a relationship with the Client unless it is able to do so. Additionally, the Client represents that the Client Account(s) will not be used for any transaction with, or for the benefit of, any person, entity or country that is the subject of any sanctions administered or enforced by the US Treasury Department’s Office of Foreign Assets Control.
20.OPPENHEIMER AS AGENT. The Client understands that Oppenheimer is acting as the Client’s agent, unless Oppenheimer notifies the Client in writing before the settlement date for the transactions that Oppenheimer is acting as a dealer for its own account or as agent for some other person.
21.FEES. The Client understands that it may be subject to certain fees associated with the maintenance of the Client’s Account(s). By signing this Agreement, the Client acknowledges that it has received, read and understands the Disclosure Statement accompanying this Agreement.
22.TEMPORARY INVESTMENT OF FREE CREDIT BALANCES;
PRINCIPAL AND INTEREST PAYMENTS. Client authorizes, but does not require, Oppenheimer to automatically invest on a periodic basis the free credit balances in Client’s Account (“Sweep Transactions”), including interest paid to Client, on deposit accounts at certain banks or other depository institutions at which Oppenheimer maintains an omnibus account in the name of Oppenheimer as agent for its clients (“Advantage Bank Deposit Program”), or in the absence of an oral or written selection by Client, in the Advantage Bank Deposit Program (“Cash Investment Options”). Client may elect to liquidate any cash investment at any time by contacting his/her Financial Professional. Client understands that Oppenheimer may terminate Client’s automatic cash investment account if Client’s Account becomes inactive for a period of 90 days and/or if the credit balance falls below a minimum balance. Oppenheimer is not required to remit interest or dividends to Client on a daily basis. Oppenheimer may withdraw the amounts invested in the Advantage Bank Deposit Program, without notice, to the extent necessary to satisfy any debits arising in Client’s Account. Client acknowledges that interest will not be paid to Client on credit balances in Client’s Account unless specifically agreed to by Oppenheimer. Oppenheimer may credit Client’s Account with principal and interest due on debt securities held in Client’s Account on the payment dates, but Oppenheimer is entitled to recover any such payments from Client if the same are not actually received by Oppenheimer from the trustee or paying agent.
All Sweep Transactions between Client’s Account and the Advantage Bank Deposit Program, if designated as Client’s Cash Investment Option, will appear on Client’s periodic Account statements. The statements are provided in lieu of separate confirmations of those transactions. Information about the Advantage Bank Deposit Program that is available as a Cash Investment Option in connection with the cash Sweep Transactions, including the terms and conditions, interest rates, restrictions, and fees, is contained in the Terms and Conditions of the Advantage Bank Deposit Program and Disclosure Statement that are supplements to this Agreement. Client should read these documents carefully.
Oppenheimer may change the Cash Investment Option associated with Client’s Account from time to time, or the terms of the Cash Investment Options, by providing at least 30 days’ prior written notice to Client. By maintaining the Client’s Account without written objection to Oppenheimer of Client’s objection within the time period and at the address specified in the notice of change, Client shall be deemed to have consented to the change in the Cash Investment Option associated with Client’s Account or to a change in the terms of the Cash Investment Option.
23.CONFIRMATIONS AND STATEMENTS. Confirmations of transactions and statements for the Client’s Account(s) shall be binding upon the Client if the Client does not object, in writing, within 30 days after receipt by the Client. Notice or other communications, including margin and maintenance calls, delivered or mailed to the address provided by Client and listed on Client’s New Account Form shall, until Oppenheimer has received notice in writing of a different address, be deemed to have been personally delivered to the Client whether actually received or not.
24.CORRESPONDENT ACCOUNTS. If any of the Client’s Account(s) have been introduced to Oppenheimer and are carried by Oppenheimer only as a clearing broker, Client agrees that Oppenheimer is not responsible for the conduct of the introducing broker, and Oppenheimer’s only responsibilities to Client relate to the execution, clearing and bookkeeping of transactions for the Client’s Account(s). Furthermore, Client agrees that the introducing broker and its employees are third party beneficiaries of this Agreement.
25.SUCCESSORS. Client hereby agrees that this Agreement and all the terms thereof shall be binding upon Client’s heirs, executors, administrators, successors, personal representatives, conservators and assigns
(“Successors”). In the event of the Client’s death, incompetency or disability, whether or not any Successors of the Client’s estate and property shall have qualified or been appointed, Oppenheimer may continue to operate as though the Client were alive and competent and may liquidate the Client’s account as described herein without prior notice or demand upon the Client’s Successors. This Agreement shall inure to the benefit of Oppenheimer’s present organization, and any successor organization or assigns, irrespective of any change or changes at any time in the personnel thereof, for any cause whatsoever, and the Client’s Account(s) may be transferred to any such successors or assigns.
26.CAPACITY TO CONTRACT, CLIENT AFFILIATION. By signing below, the Client represents that he/she is of legal age, and that he/she is not an employee of any exchange, any corporation of which any exchange owns a majority of the capital stock, a member of any exchange, a member firm or member corporation registered on any exchange, a bank, trust company, insurance company or of any corporation, firm or individual engaged in the business of dealing, either as broker or as principal, in securities, bills of exchange, acceptances or other forms of commercial paper. Further, the Client will promptly notify Oppenheimer in writing to the extent that the foregoing is no longer true. The Client also represents that no one except the Client has an interest in the account or accounts of the Client with Oppenheimer.
27.PRIVACY POLICY. By signing this Agreement, Client acknowledges having received Oppenheimer’s Privacy Policy and further, that Client has read and understood it.
28.BROKERAGE RELATIONSHIP AND DISCLOSURE GUIDE. By signing this Agreement, the Client acknowledges having received the Oppenheimer Brokerage Relationship and Disclosure Guide for Retail Broker-Dealer Clients (the “Disclosure”), and further, that Client has read and understood the Disclosure, including, but not limited to the information contained therein related to the services and products that Oppenheimer offers to its retail clients in brokerage accounts, the scope of the relationship between Oppenheimer and the Client, the capacities Oppenheimer may act in when interacting with the Client, the material fees and costs of the services and products provided to the Client, and the material facts related to Oppenheimer’s conflicts of interest. An additional copy of the Disclosure is available at https://www.oppenheimer.com/legal/brokerage-relationshipand-disclosure-guide.aspx.
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Exhibit 10.5
29.SIPC COVERAGE AND FDIC INSURANCE. Cash and securities held by Oppenheimer in Client’s Account are protected through Oppenheimer’s membership in the Securities Investor Protection Corporation (“SIPC”) up to an amount of $500,000, including up to $250,000 in cash. Oppenheimer supplements this protection for the remainder of cash and securities in Client’s Account for a combined protection in the amount of $100,000,000. Client balances held in bank deposits available as a Cash Investment Option are not covered by SIPC. Information about SIPC may be found at www.sipc.org or by calling (202) 371-8300. SIPC coverage protects brokerage customers against misappropriation or disappearance of cash or securities in a customer’s account at a broker-dealer firm during the bankruptcy of the broker-dealer, but does not protect against a decline in the value of securities or other assets. SPIC coverage is different from insurance coverage provided by the Federal Deposit Insurance Corporation (“FDIC”). FDIC insurance protects against the loss, to a certain maximum amount, of a customer’s deposits if an FDIC-insured depository institution fails. Amounts in the Advantage Bank Deposit Program are not covered by SIPC. Rather, such amounts (including principal and accrued interest) held at the same depository institution per depositor for all accounts held in the same title and capacity are insured by the FDIC up to the Maximum Applicable Deposit Insurance amount permitted under federal law ($250,000 for individual and retirement accounts and $500,000 for joint accounts). More information about FDIC insurance is available at www.fdic.gov.
30.TERMINATION. Oppenheimer has the right to terminate any of Client’s Account(s) (including multiple owner accounts) at any time by notice to Client. Furthermore, Oppenheimer reserves the right to reject or cancel any order and close any Account(s) in its reasonable discretion.
31.AMENDMENT. Oppenheimer may amend this Agreement at any time upon prior written notice to Client.
32.NEW ACCOUNT APPLICATION. The Client acknowledges that it has received and read Oppenheimer’s New Account Application, and certifies that the information contained therein was provided by the Client to Oppenheimer and is true and accurate in all material respects. The Client agrees to notify the Oppenheimer office in which the Client is transacting business, without delay, of any changes or corrections in connection with any information contained in the New Account Application. This Paragraph is not applicable to correspondent accounts as described in Paragraph 24.
33.JOINT ACCOUNTS. If this is a joint account, Client jointly and severally agrees that each of the undersigned shall have the authority on behalf of Client’s Account(s) to buy, sell (including short sales), and otherwise deal in, through Oppenheimer, securities and other property of all kinds, on margin or otherwise, to receive for the account and to dispose of money, securities and other property, make, terminate or modify for the Client Account(s) agreements relating to these matters or waive any of the provisions of such agreements, and generally to deal with each of the undersigned as if each alone were the Client Account(s) owner, all without notice to the other Client Account(s) owners. Each of the undersigned agrees that notice to any Client Account(s) owner shall be deemed to be notice to all Client Account(s) owners. Each Client Account(s) owner shall be jointly and severally liable for the Client Account(s).
Oppenheimer shall be entitled to follow the instructions of any of the undersigned concerning the Client Account(s) and make deliveries of any and all property in the Client Account(s), and make payments of any or all monies in the Client Account(s) as any of the undersigned may order and direct, even if such deliveries and/or payments shall be made to one of the undersigned personally, and not for the Client Account(s). Oppenheimer shall be under no obligation to inquire into the purpose of any such demand for delivery of property or payment, and Oppenheimer shall not be bound to see to the application or disposition of the said property and/or monies so delivered or paid pursuant to such instructions.
In the event of the death of any of the undersigned, the survivor(s) shall immediately give Oppenheimer written notice thereof, and Oppenheimer may, before or after receiving such notice, take such proceedings, require such documents, retain such portion and/or restrict transactions in the Client Account(s) as Oppenheimer may deem advisable to protect Oppenheimer against any tax, liability, penalty or loss under any present or future laws or otherwise. The estate of any of the undersigned who shall have died shall be liable and each survivor will be liable, jointly and severally, to Oppenheimer for any debt or loss in the Client Account(s) resulting from the completion of transactions initiated prior to Oppenheimer’s receipt of a written notice of such death or incurred in the liquidation of the Client Account(s) or the adjustment of the interests of the respective parties.
Any taxes or other expenses becoming a lien against or being payable out of the Client Account(s) as the result of the death of any of the undersigned, or through the exercise by his or her estate or representatives of any rights in the Client Account(s), shall be chargeable against the interest of the survivor(s) as well as against the interest of the estate of the decedent. This provision shall not release the decedent’s estate from any liability provided for in this Agreement.

    Account Number          RR
    NAME: _______________________________________
If the Joint Account is owned as Tenants in Common, each tenant shall be considered to have an equal ownership interest in the account unless other percentages of ownership are designated below.
If Client intends to open a Joint Account, the type of Joint Account must be indicated below. PLEASE NOTE THAT IF CLIENT DOES NOT INDICATE WHICH TYPE OF JOINT ACCOUNT BY CHECKING THE APPROPRIATE BOX, THE JOINT ACCOUNT WILL BE DESIGNATED AS JOINT TENANTS WITH RIGHTS OF SURVIVORSHIP.
□ The undersigned are Joint Tenants with Rights of Survivorship, so that in the case of death of any of the undersigned, the Client Account(s), in the entirety, becomes the property of the survivor or survivors and as so vested, shall be subject to the terms and conditions of this Agreement without in any manner releasing the decedent’s estate from liability.
□ The undersigned are Tenants-by-the-Entirety (for legally married persons only).
□ The Undersigned are Tenants in Common, each of the undersigned having an undivided interest therein. In the event of the death of either or any of the undersigned, the interests in the Client Account(s) as of the close of business on the date of death of the decedent(s) (or on the next following business day if the date of death is not a business day), shall be vested as set forth below and shall continue to be subject to the terms and conditions of this Agreement, without in any manner releasing the decedent’s estate from liability:
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Exhibit 10.5

Print Name of Owner	Percentage of Estate

Print Name of Owner	Percentage of Estate

Print Name of Owner	Percentage of Estate

Print Name of Owner	Percentage of Estate
34. ARBITRATION DISCLOSURES.
THIS AGREEMENT CONTAINS A PREDISPUTE ARBITRATION CLAUSE. BY SIGNING AN ARBITRATION AGREEMENT THE PARTIES AGREE AS FOLLOWS:
A.ALL PARTIES TO THIS AGREEMENT ARE GIVING UP THE RIGHT TO SUE EACH OTHER IN COURT, INCLUDING THE RIGHT TO A TRIAL BY JURY, EXCEPT AS PROVIDED BY THE RULES OF THE ARBITRATION FORUM IN WHICH A CLAIM IS FILED.
B.ARBITRATION AWARDS ARE GENERALLY FINAL AND BINDING; A PARTY’S ABILITY TO HAVE A COURT REVERSE OR MODIFY AN ARBITRATION AWARD IS VERY LIMITED.
C.THE ABILITY OF THE PARTIES TO OBTAIN DOCUMENTS, WITNESS STATEMENTS AND OTHER DISCOVERY IS GENERALLY MORE LIMITED IN ARBITRATION THAN IN COURT PROCEEDINGS.
D.THE ARBITRATORS DO NOT HAVE TO EXPLAIN THE REASON(S) FOR THEIR AWARD UNLESS, IN AN ELIGIBLE CASE, A JOINT REQUEST FOR AN EXPLAINED DECISION HAS BEEN SUBMITTED BY ALL PARTIES TO THE PANEL AT LEAST 20 DAYS PRIOR TO THE FIRST SCHEDULED HEARING DATE.
E.THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A
MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.
F.THE RULES OF SOME ARBITRATION FORUMS MAY IMPOSE TIME LIMITS FOR BRINGING A CLAIM IN ARBITRATION. IN SOME CASES, A CLAIM THAT IS INELIGIBLE FOR ARBITRATION MAY BE BROUGHT IN COURT.
G.THE RULES OF THE ARBITRATION FORUM IN WHICH THE CLAIM IS FILED, AND ANY AMENDMENTS THERETO, SHALL BE INCORPORATED INTO THIS AGREEMENT.
35.AGREEMENT TO ARBITRATE ALL CONTROVERSIES. THE CLIENT AGREES, AND BY CARRYING AN ACCOUNT FOR THE CLIENT,
OPPENHEIMER AGREES, THAT ALL CONTROVERSIES WHICH MAY ARISE BETWEEN THE CLIENT AND OPPENHEIMER AND ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR AFFILIATES RELATING TO, BUT NOT LIMITED TO, THOSE INVOLVING ANY TRANSACTION OR THE CONSTRUCTION, PERFORMANCE, OR BREACH OF THIS OR ANY OTHER AGREEMENT BETWEEN THE CLIENT AND OPPENHEIMER PERTAINING TO SECURITIES AND OTHER PROPERTY, WHETHER ENTERED INTO PRIOR, ON OR SUBSEQUENT TO THE DATE HEREOF, SHALL BE DETERMINED BY ARBITRATION. ANY ARBITRATION UNDER THIS AGREEMENT SHALL BE CONDUCTED PURSUANT TO THE FEDERAL ARBITRATION ACT AND THE LAWS OF THE STATE OF NEW YORK, BEFORE FINRA AND IN ACCORDANCE WITH ITS RULES THEN IN FORCE. THE AWARD OF THE ARBITRATORS, OR OF THE MAJORITY OF THEM, SHALL BE FINAL, AND JUDGMENT UPON THE AWARD RENDERED MAY BE ENTERED IN ANY COURT, STATE OR FEDERAL, HAVING JURISDICTION.
NO PERSON SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PRE- DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION; WHO IS A
MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL: (i) THE CLASS CERTIFICATION IS DENIED, (ii) THE CLASS IS DECERTIFIED, OR (iii) THE CLIENT IS EXCLUDED FROM THE CLASS BY THE COURT. SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.
36.DISCLOSURES TO ISSUERS. Under Rule 14b - 1 (c) of the Securities Exchange Act of 1934, we are required to disclose to an issuer the name, address, and securities position of our Clients who are beneficial owners of that issuer’s securities unless the Client objects. Therefore, unless Client indicates below that Client objects to the disclosure of such information, Client will be deemed to have waived any such objection.
□ Yes, I object to the disclosure of such information.
37.DISCLOSURES TO AFFILIATED AND NONAFFILIATED THIRD PARTIES. Under Regulation S-P, Oppenheimer is permitted to share personal information collected from Client in the course of its relationship with Client with affiliated and nonaffiliated parties under certain circumstances without Client’s approval. If Client does not want his/her personal information shared outside of these permitted circumstances with nonaffiliated third parties without Client’s prior notification, Client must indicate this preference by checking where indicated below. □ Yes, I object to the disclosure of such information.
Further information on the circumstances under which such disclosures may be made may be found in Oppenheimer’s Privacy Disclosure accompanying this Agreement.
38.By signing this Agreement, Client acknowledges having received Oppenheimer’s Electronic Delivery Terms and Conditions and understands and agrees to the terms set forth therein.
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Exhibit 10.5
IF APPLICABLE, PLEASE COMPLETE, REMOVE, AND RETURN

    Account Number          RR
NAME: ________________________________________

IF OPENING AN INDIVIDUAL CASH ACCOUNT:
BY SIGNING THIS AGREEMENT THE CLIENT ACKNOWLEDGES THAT CLIENT HAS RECEIVED A COPY OF THIS AGREEMENT AND HAS READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING. THE CLIENT HAS ALSO RECEIVED AND READ THE DISCLOSURE STATEMENT, WHICH IS ATTACHED HERETO, THE OPPENHEIMER IMPORTANT DISCLOSURE DOCUMENT AND THE ACCOUNT INFORMATION FORM.
THIS AGREEMENT CONTAINS A PRE-DISPUTE ARBITRATION CLAUSE AS SET FORTH IN PARAGRAPHS 34 AND 35 ON PAGE 5.

(X)

Client Signature     Date

Client Email

IF OPENING A JOINT CASH ACCOUNT, PLEASE ENSURE THAT THE TYPE OF JOINT ACCOUNT INTENDED HAS BEEN INDICATED IN PARAGRAPH 33:

(X)

Joint/Trustee Client Signature     Date

Joint/Trustee Client Email

(X)

Joint/Trustee Client Signature     Date

Joint/Trustee Client Email

IF OPENING AN INDIVIDUAL MARGIN ACCOUNT:
BY SIGNING THIS AGREEMENT THE CLIENT ACKNOWLEDGES THAT:
1.THE SECURITIES IN THE CLIENT’S MARGIN ACCOUNT ARE UNENCUMBERED, FREELY PLEDGABLE, AND MAY BE LOANED TO OPPENHEIMER OR LOANED OUT TO OTHERS; AND
2.THE CLIENT HAS RECEIVED A COPY OF THIS AGREEMENT AND HAS READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING. THE CLIENT HAS ALSO RECEIVED AND READ THE DISCLOSURE STATEMENT, WHICH IS ATTACHED HERETO, THE OPPENHEIMER IMPORTANT DISCLOSURE DOCUMENT AND THE ACCOUNT INFORMATION FORM.
3.THIS AGREEMENT CONTAINS A PRE-DISPUTE ARBITRATION CLAUSE AS SET FORTH HEREIN IN PARAGRAPHS 34 AND 35 ON PAGE 5.

Client Signature     Date

Client Email

IF OPENING A JOINT MARGIN ACCOUNT, PLEASE ENSURE THAT THE TYPE OF JOINT ACCOUNT INTENDED HAS BEEN INDICATED IN PARAGRAPH 33:

(X)

Joint /Trustee Client Signature     Date

Joint/Trustee Client Email

(X)
Joint Client Signature     Date

Joint Client Email

PLEASE COMPLETE, SIGN, DETACH, AND RETURN TO THE OFFICE SERVICING YOUR ACCOUNT
Branch Manager Attestation That Client
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Exhibit 10.5
Email Address and Cell Phone Was Verified
PLEASE NOTE THAT THIS AGREEMENT SHOULD BE USED BY THE FOLLOWING ACCOUNTS:
•Individual/Sole Proprietor Accounts
•Individual Retirement Accounts
•Custodial Accounts (UGMA and UTMA)
•Joint/Trustee Accounts
•Trust/Estate Accounts
HAVE YOU REMEMBERED TO PROVIDE OR COMPLETE THE FOLLOWING:
•All signatures if you are opening a joint or multiple owner account and completed Paragraph 33?
•Signature(s) in the appropriate place on Page 6 if you are opening a Margin Account?
•Your account number on the top of Page 5, if applicable, and Page 6?
•Your preference, to the extent applicable, in Paragraph 36 and 37 ("DISCLOSURES TO ISSUERS" and "DISCLOSURES TO AFFILIATED AND NONAFFILIATED THIRD PARTIES" respectively")
FOR FURTHER INFORMATION, PLEASE CONTACT YOUR OPPENHEIMER & CO. INC. FINANCIAL PROFESSIONAL, OR THE LOCAL BRANCH OFFICE SERVICING YOUR ACCOUNT.
Margin Account Disclosures
Oppenheimer & Co. Inc. (Oppenheimer) is furnishing this document to you in order to provide some basic facts about purchasing securities on margin, and to alert you to the risks involved with trading securities in a margin account. As discussed above, retirement account owners are not permitted to engage in margin trading. Before trading stocks in a margin account, you should carefully review the margin agreement that accompanies this disclosure form. Consult your Financial Professional regarding any questions or concerns you may have with your margin accounts.
When you purchase securities, you may pay for the securities in full or you may borrow from Oppenheimer part of the purchase price. If you choose to borrow funds from us, you will need to open a margin account. The securities purchased are the firm’s collateral for our loan of funds to you. If the securities in your account decline in value, so does the value of the collateral supporting your loan, and as a result the firm can, and sometimes must, take action, such as issue a margin call, and /or sell securities or other assets in any of your accounts held at Oppenheimer, in order to maintain the required equity in the account relative to the value of the account and the amount borrowed.
It is important that you fully understand the risks involved in trading securities on margin. These risks include the following:

    7 of 10

Exhibit 10.5
You can lose more funds than you deposit in the margin account.
A decline in the value of securities that are purchased in your margin account may require you to deposit additional funds into your Oppenheimer account in order to avoid the forced sale of those securities or other securities or assets in your account(s).
The firm can force the sale of securities or other assets in your account(s).
If the equity in your margin account falls below the maintenance margin requirements or the firm’s higher “house” requirements, the firm can sell, at its sole discretion, securities or other assets in any of your accounts held at the firm to cover the margin deficiency. You also will be responsible for any short fall in the account after such a sale.
The firm can sell your securities or other assets without contacting you.
Some investors mistakenly believe that a firm must contact them for a margin call to be valid, and that the firm cannot liquidate securities or other assets in their accounts to meet the call unless the firm has contacted them first. This is not the case. Most .firms will attempt to notify their customers of margin calls, but they are not required to do so. However, even if a firm has contacted a customer and provided a specific date by which the customer can meet a margin call, the firm can still take necessary steps to protect its financial interests, including immediately selling the securities without notice to the customer.
You are not entitled to choose which securities or other assets in your account(s) are liquidated or sold to meet a margin call.
Because the securities are collateral for the margin loan, the firm has the right to decide which securities to sell in order to protect its interest.
The firm can increase “house” maintenance margin requirements at any time and is not required to provide you advance written notice.
These changes in firm policy often take effect immediately and may result in the issuance of a maintenance margin call. Your failure to satisfy the call may cause Oppenheimer to liquidate securities in your account(s).
You are not entitled to an extension of time on a margin call.
While an extension of time to meet margin requirements may be available to customers under certain conditions, a customer does not have the right to an extension of time.
The firm may lend or hypothecate securities in your margin account(s).If a debit balance exists in your margin account, the firm may, within the limitations imposed by applicable law, pledge, repledge, hypothecate or rehypothecate, securities in your margin account(s). In this event, your ability to exercise certain attendant rights of ownership with respect to such pledged or hypothecated securities, including, without limitation, the exercise of any voting rights, may be limited. Additionally, you will be at risk of losing your qualified dividend status and consequently, any preferential tax rates on dividends.
Margin Account Disclosures
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Exhibit 10.5
We wish to inform you of the terms and conditions under which interest charges will be applied to your account with us.
1.You will be charged interest on any credit extended to or maintained for you by Oppenheimer & Co. Inc. (“Oppenheimer”, “we”, “our” or “us”) for the purpose of purchasing, carrying, or trading in any securities, or otherwise.
2.The annual rate of interest that you will be charged is set forth below and is based on your average debit balance for the period and our base lending rate (“Our Base Lending Rate”). Our Base Lending Rate is the rate quoted daily by Oppenheimer at our main office in New York. In determining Our Base Lending Rate, we consider the brokers’ call rates posted by various money center banks that we select (which may vary from time to time), other representative brokers’ call rates, such as the “Call money” rate published by the Wall Street Journal and the New York Times, other commercially recognized rates, such as “Prime rates,” and the actual rate that we are charged when borrowing money. We use no mathematical formula in determining Our Base Lending Rate, although the rate will never exceed the highest of the rates described above by more than 100 basis points.
AVERAGE     AMOUNT
DEBIT     ADDED TO OUR
BALANCE     BASE LENDING RATE
$100,000 and above     ¾%
$75,000-$99,999.99     1%
$50,000-$74,999.99     1¼%
$25,000-$49,999.99     1¾%
$10,000-$24,999.99     2¼%
$0.01-$9,999.99     2¾%
The rate that you will be charged is subject to change without notice in accordance with changes in Our Base Lending Rate or changes in your average debit balance. If the interest rate is increased for any other reason you will be given at least 30 days prior written notice.
3.Debit balances represent money loaned to you by Oppenheimer. When you purchase securities on margin you must pay the amount required by regulations of the Federal Reserve Board and the balance of the purchase price is loaned to you. This loaned portion creates the debit balance upon which interest is charged.
Each additional purchase adds to your debit balance, as do your interest charges and any other charge that may be assessed to your account.
4.Any credit or debit balance in the cash account will be combined with the balance in the margin account for the purpose of computing interest. Only one net entry for interest will appear in the margin account. Interest charges will be made on any extension of credit even if it is not directly related to purchases in your margin account. Examples of such extensions of credit would include, but not be limited to, prepayments to you for securities sold and late payments received from you on purchases in your cash account. Interest charged shall be determined by the rate applied to your margin account.
5.Our interest period runs from the 16th day of the prior month to the 15th day of the current month. Interest is calculated on the average net daily debit balance, which includes any credit and debit balances in your cash and margin accounts during the interest period. The interest charge is determined by multiplying the average net daily debit balance by the rate of interest and by a fraction, the numerator of which is the number of days the debit balance existed and the denominator of which is three hundred sixty (360). Your monthly statement will show the average daily balance and the interest rate used to arrive at the amount of interest charged.
Any credit that appears on your statement due to short sales (including short sales against the box) is offset by a debit of like amount because Oppenheimer has to borrow the security in order to deliver to the buying broker. For the purpose of computing interest, the credit generated by any short sales against the box does not reduce your debit balance until the short position is covered.
If the security that you sold short (or sold short against the box) appreciates in market price over the selling price, interest may be charged on the appreciation in value. If the security that you sold short depreciates in market price, the debit balance is correspondingly reduced by the decrease in value. This practice is known as “marking-to-the-market”. Daily closing prices are used to determine any appreciation or depreciation of the security sold short.
6.On all securities which Oppenheimer has or at any time may hold or carry for you in any account of yours (either individually or jointly with others), or which may be deposited with Oppenheimer for any purpose, including safekeeping,
Oppenheimer as a pledgee has a general lien for the discharge of all your obligations to it, however arising and irrespective of the number of accounts you have with it.
Any securities in any of your accounts are collateral for any debit balance in your accounts with us. A lien is created by these debits to secure the amount of the money owed to Oppenheimer. This means that, in accordance with the terms of the margin and lending provisions of the Client Agreement, securities in your accounts can be sold to reduce or to liquidate entirely any debit balance in your account.
7.Oppenheimer may require you to deposit additional collateral in accordance with the rules and regulations of the Federal Reserve Board, the Financial Industry Regulatory Authority, the American Stock Exchange and any other regulatory agency to whose jurisdiction Oppenheimer is subject, and in addition, may require you to deposit such additional collateral as Oppenheimer, in its sole discretion, determines is needed as security for your obligations to Oppenheimer. If there is a decline in the market value of your securities, Oppenheimer may request that you deposit additional collateral in order to improve the margin in your account or accounts. It is the general policy of Oppenheimer to require margin customers to maintain at least a 35% margin, although a higher margin applies for certain securities (including stocks and corporate bonds trading at or below a specified price as determined from time to time by Oppenheimer, and put or call options), and a lower margin applies for certain other securities (including Government and municipal securities and corporate bonds trading at or above a specified price as determined from time to time by Oppenheimer). Oppenheimer always reserves the right to require additional margin any time it deems this desirable. Margin calls can be satisfied by the deposit of additional securities and/or funds. You are invited to ask your Financial Professional for more detail about the above.
    9 of 10

Exhibit 10.5
Electronic Delivery Terms and Conditions
Oppenheimer is required, under certain laws and regulations, to provide you with specific communications in writing. By signing this agreement, you agree that Oppenheimer may electronically deliver to you any agreements, disclosures, notices and any current or future information and communications that are required to be provided or made available to you during the course of Oppenheimer’s relationship with you (collectively, “Communications”). Such Communications may include, but are not limited to:
•Any update(s) to this Agreement;
•Disclosures (including but not limited to regulatory disclosures), agreements, notices and other information related to the opening, initiation or maintenance of an account, product or service;
•Any correspondences between Oppenheimer and you; • Shareholder communications;
You further agree that these communications may be delivered to you electronically: (1) to the email address provided on the signature page of this agreement, or otherwise provided to Oppenheimer by you (“Email Address on Record”); (2) by posting the communication on the websites or other sites on the Internet where the communication can be read and printed; and (3) by sending you an email that includes a hyperlink to a website or directs you to an address on the Internet where the information is posted, and can be read and printed. Such delivery will be deemed an effective delivery to you for the purpose of any applicable rules or regulations whether or not you access or review the communication. Although you consent to electronic communication, Oppenheimer may elect to deliver communications by other means which shall not affect your consent. You understand and agree that some documents may not be eligible for electronic delivery and that Oppenheimer may decide, at its sole discretion, to mail you some documents in paper format. Oppenheimer’s decision to mail some documents to you on paper shall not constitute a violation by Oppenheimer of your election for electronic delivery.
You agree you will notify Oppenheimer of any change in address. Your agreement to electronic delivery will automatically apply to any accounts that you open in the future at Oppenheimer, subject to certain system limitations. Your consent will also apply to any other person named on your account, product or service, subject to applicable law or regulation.
You understand and agree that for security reasons, electronic delivery of the Communications that include your personal information, such as account statements, certain tax documents and trade confirmations, requires your enrollment in Oppenheimer’ electronic account information platform, Client Access. If you choose not to enroll in Client Access, Oppenheimer may only deliver electronically Communications that do not include your personal information. For more information regarding Oppenheimer Client Access website, please refer to the Client Access Agreement.
Oppenheimer will deliver eligible Communications electronically free of charge. Please note however, that your online service provider may apply a charge. a. HARDWARE AND SOFTWARE REQUIREMENTS
In order to receive electronic Communications, you will need a computer with internet access, a browser, a compatible operating system and a valid email address to access the Communications. To print or download a copy of the Communications you will also need a printer connected to your device or sufficient hard-drive or other storage space to store the Communications.
Oppenheimer will deliver eligible Communications to you in HyperText Markup Language (HTLM), Portable Document Format (PDF) or other compatible formats. In order to access PDF documents, you may have to install additional software such as Acrobat Reader, which is available for download at no cost at http://www.adobe.com.
By consenting to electronic delivery, you confirm that you have access to a computer with Internet access, an email address and the ability to download, save or print the Communications for your record. You hereby understand and agree that you are responsible for obtaining and maintaining all equipment and services required to receive electronic Communications and that any Communication electronically delivered to you pursuant to this Agreement will be deemed an effective delivery for the purpose of any applicable rules or regulations, whether or not you access or reviewed the Communications.
    b.     REVOKING CONSENT
Your consent to electronic delivery will remain effective until (i) further notice by Oppenheimer, (ii) revocation by you or (iii) revocation by Oppenheimer as a result of non-delivery of email to your Email Address on Record. You agree that you may be charged a reasonable fee for sending paper copies if you revoke consent to electronic delivery.
If you enrolled in Client Access, you may change your preferences at any time by logging into your Client Access account. If you are not signed up for Client Access, you may revoke your consent to electronic delivery and elect for paper delivery at any time by contacting Oppenheimer at consentrevoke@opco.com or calling us at: 800-221-5858.
Oppenheimer & Co. Inc.
85 Broad Street New York, NY 10004
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